EXHIBIT 99.2

Cautionary Statement Regarding Forward-Looking Information From time to time we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "will," or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements are described under "Risk Factors" beginning on page 26 in Item 1 and under "Certain Factors Affecting Future Earnings" beginning on page 58 of CenterPoint Energy, Inc.'s Form 10-K for the fiscal year ended December 31, 2002. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

AGENDA Company Overview Financial Stability and Liquidity Electric Restructuring and Managing through the Transition Vision and Strategy Post Transition Objectives CenterPoint Energy, Inc. A Diversified and Stable Energy Delivery Company

Company Overview

CenterPoint Energy

Focused on regulated domestic energy delivery

CenterPoint Energy
(NYSE: CNP)

To be monetized in 2004

(81%)

Electric Transmission & Distribution (TDU)

- CenterPoint Energy Houston Electric

Natural Gas Distribution

- 3 local distribution companies (LDCs)
  - CenterPoint Energy Arkla
  - CenterPoint Energy Entex
  - CenterPoint Energy Minnegasco
- Commercial & Industrial Gas Services (C&I)

Pipelines & Field Services

- CenterPoint Energy Gas Transmission Company
- CenterPoint Energy-Mississippi River Transmission Corp.
- CenterPoint Energy Field Services, Inc

Electric Generation

- Texas Genco Holdings, Inc.

  (NYSE:TGN)

June 11, 2003 Deutsche Bank Electric Power Conference 4

Management Team:
Significant industry and regulatory experience

- **David McClanahan** (31/31) — *President & CEO*
  - **Gary Whitlock** (2/31) — *Executive VP & CFO*
    - **Marc Kilbride** (26/26) — *VP & Treasurer*
    - **Joseph McGoldrick** (24/28) — *Corporate VP*, Strategic Planning
    - **James Brian** (26/32) — *Senior VP & Chief Accounting Officer*
    - **Marianne Paulsen** (2/26) — *Director*, Investor Relations
  - **Steve Schaeffer** (33/33) — *EVP & Group President*, Gas Distribution & Sales
    - **Gary Cerny** (23/23) — *President & COO*, CenterPoint Energy Minnegasco
    - **Dean Liollio** (19/25) — *President & COO*, CenterPoint Energy Arkla/Entex
    - **Georgianna Nichols** (20/34) — *President & COO*, Houston Gas Operations
    - **Wayne Stinnett** (20/26) — *Senior VP*, C & I Gas Services
  - **Scott Rozzell** (2/28) — *EVP*, General Counsel & Corporate Secretary
    - **Rufus Scott** (18/29) — *VP &* Deputy General Counsel
    - **Wayne Roessler** (30/37) — *VP* Regulatory Relations
  - **Tom Standish** (21/32) — *President & COO*, CenterPoint Energy Houston Electric
  - **Byron R. Kelley** (21/32) — *President & COO*, CenterPoint Energy Pipeline Group
  - **David Tees** (35/35) — *President & CEO*, Texas Genco

Note: Numbers in parentheses indicate years with company/years of business experience.

June 11, 2003 Deutsche Bank Electric Power Conference 5

Low risk, diversified business with large scale Approximately 5 million metered customers Attractive service territories Gulf Coast area among highest electricity consumption in U.S. Houston is nation's 4th largest city with growth above national average Minneapolis/ St. Paul gas usage per customer among highest in country Added over 100,000 metered customers in 2002 Business and geographic diversification reduces economic and regulatory risks Operational synergies across businesses No commodity risk at the electric utility Gas adjustment clauses mitigate fuel price risk at LDCs Strong customer service focus

CenterPoint Energy Houston Electric Electric Transmission & Distribution Utility Delivers power in the open ERCOT retail market 5,000 square mile service area in and around Houston Represents 1/3 of ERCOT electricity consumption Approximately 1.8 million metered customers Population growth rate above national average; almost 50,000 metered customers added in 2002 Reputation for reliability and high quality service No commodity risk or supply obligation Regulated by PUC of Texas 11.25% authorized ROE on 40% equity Rate base of $3.3 billion 2002 Operating Income: $400 million (excludes ECOM of $697 million)

CenterPoint Energy Resources Corp. Natural Gas Distribution Three LDCs serving 3 million customers in 6 states Entex/Houston Gas: 1.6 million customers Arkla: 700,000 customers Minnegasco: 729,000 customers Over 50,000 metered customers added in 2002 Recognition for reliability and high quality service Gas adjustment clauses mitigate fuel price risk Regulated by various city and state jurisdictions Approximate range of 10 -11% authorized ROEs on 50% equity Approximate combined rate base of $1.5 billion A growing unregulated Commercial and Industrial business 2002 Operating Income: $198 million

CenterPoint Energy Resources Corp. Natural Gas Pipelines and Gathering Two FERC-regulated pipelines: CenterPoint Energy Gas Transmission Company CenterPoint Energy - Mississippi River Transmission Corporation An unregulated gas gathering subsidiary CenterPoint Energy Field Services, Inc. Strategically located at the center of the nation's gas transportation infrastructure Steady and consistent earnings and cash flow 2002 Operating Income: $153 million

Texas Genco Electric Generation CAPACITY BY FUEL TYPE (MW) 2,470 1,612 770 9,323 Gas Nuclear Lignite Coal CAPACITY BY DISPATCH TYPE (MW) 2003 Diluted EPS Guidance: $1.10-$1.30* Net generating capacity of 14,175 MW located in the ERCOT market Attractive, low-cost, solid fuel base-load portfolio Flexible, load following gas fleet *as of April 24, 2003 and not updated

Financial Stability and Liquidity

CenterPoint Energy

Recent transactions provide stability and liquidity

- **February 2003: Amended $3.85 billion bank credit facility**
  - Extended term to mid-2005, beyond expected Texas Genco monetization and stranded costs recovery
  - Eliminated $1.2 billion in mandatory payments in 2003
  - Dividend capped at an annual $.40 per share during life of facility
  - Allowed access to capital markets on reasonable terms
- **March - May 2003: Raised almost $3 billion through the capital markets**
  - $1,150 million issued at CenterPoint Energy, Inc. used primarily to reduce parent credit facility
  - $962 million issued at CenterPoint Energy Houston Electric used to call higher cost debt, repay a debt maturity and repay intercompany debt part of which was used to reduce parent credit facility
  - $762 million issued at CenterPoint Energy Resources Corporation (CERC) used to partially refinance upcoming maturity and to repay an expiring revolving credit facility
- **Established a $200 million revolving credit facility at CERC**
- **Reduced $3.85 billion credit facility by $1 billion to $2.85 billion**
  - Eliminated vesting of warrants and further potential dividend restriction
- **Provides current liquidity**

June 11, 2003 Deutsche Bank Electric Power Conference 12

Electric Restructuring and Managing through the Transition

2005 2004 Texas Adopts Restructuring Legislation CNP evolution to a stable regulated business Expect to securitize stranded costs Expect to monetize Texas Genco RRI IPO RRI Spin-off 09/30/02 2002 2001 2000 1999 2003 Reliant Energy Total estimated to be in excess of $5 billion 19% Public Distribution of Texas Genco (NYSE: TGN) $749MM Securitization of Regulatory Assets (NYSE: CNP)

De-leveraging through monetization of Texas Genco Texas Genco expected to be monetized in 2004 January 2003 distribution of 19% of Texas Genco common stock allows for market valuation for stranded costs recovery proceeding Reliant Resources, Inc. (RRI) has the option to purchase CenterPoint's remaining ownership RRI's option period is from January 10, 2004 through January 24, 2004 Purchase price is calculated using the highest consecutive 30 day average closing stock price during the 120 trading days immediately preceding January 10, 2004 To the extent a premium is included in the valuation made by the Public Utility Commission of Texas, a control premium of up to 10% may be added Management is developing contingency plans to monetize Texas Genco should RRI not exercise its purchase option

De-leveraging through recovery of stranded costs Texas Electric Restructuring Law Established clear mechanism for recovery and securitization of stranded costs First round of securitization provided for recovery of our generation-related regulatory assets Successfully completed in October 2001 with the issuance of $749 million of Transition Bonds The 2004 true-up sets the stage for the second round of securitization - the four key components are: Regulatory book value of generation assets at year end 2001 (including redirected depreciation and excess mitigation) plus subsequent environmental commitments through May 2003 less market value of Texas Genco determined based on "partial stock valuation" method* ECOM recorded in 2002-2003 Fuel under-recovery for the period from August 1, 1997 through January 30, 2002 "Price to beat" clawback (to be reimbursed to us by Reliant Resources) Proceeds from stranded costs recovery and sale of TGN will be used to reduce debt *Current total market value of Texas Genco is approximately $1.7 billion based on June 6, 2003 TGN stock price of $21.11 without consideration of any control premium

Transition timeline


TGN valuation period begins: True-up Filing minus 120 trading days
True-up Filing[1]
True-up Rate Adjustment expected
Financing Order expected
Repay $1.31 billion to Berkshire Hathaway/CSFB
June
2003
2004
2005
RRI Option exercise period 01/10-01/24
PUC Final Order expected
Expected close of TGN sale
Issue Securitization Bonds
Reduce debt
Reduce debt

1) Assumes a PUC filing date of January 12, 2004 per PUC proposed rule

June 11, 2003 Deutsche Bank Electric Power Conference 17

Vision and Strategy

To Be Recognized As America's Leading Energy Delivery Company...and More What Our Vision Means Our Vision We define success as being viewed by all of our key stakeholders as a leading energy delivery company Shareholders Customers Communities Employees We are focused on the U.S. energy delivery businesses Focus on the continental U.S. market Focus on regulated energy delivery businesses We act as one company, CenterPoint Energy We will pursue value enhancing growth Participate in industry consolidation when and as appropriate Explore businesses complementary to our energy delivery focus, e.g., gas gathering and unregulated C&I gas services " ... Recognized ..." "... and More" "... Company..." Our vision is simple and focused, and provides clear direction for our strategy "... America's... Energy Delivery... "

Leverage scale and synergies Refine business model and remove barriers between business units Implement common processes Create a single, high performance culture Demand accountability Recognize our 130-year history Our strategy is reflected in three simple phrases: One Company, Get It Right and Grow 2003 2002 2005 2004 Grow 2006 One Company Get It Right Use best practices to achieve top quartile efficiency and operating performance Implement process-driven operational excellence Achieve high levels of service reliability and customer satisfaction Execute our regulatory plan to recover stranded costs and strengthen our balance sheet Focus on domestic energy delivery Expand existing core businesses Build and expand complementary and synergistic businesses Add new energy delivery businesses Participate in joint ventures and alliances that create shareholder value

Business/financial objectives during transition Maximize returns: Ensure gas LDCs are earning allowed rates of return Capture growth in existing service territories Implement productivity improvements company-wide Optimize cash flow Prioritize and defer discretionary capital expenditures through disciplined commitment review process Adopt common business models and take advantage of company scale to optimize operation & maintenance expenditures Strengthen balance sheet Monetize Texas Genco Securitize stranded costs Reduce debt

Post Transition Objectives

Post transition financial objectives: 2006 and beyond Earn at or above current EPS levels by: Replacing ECOM and Texas Genco earnings reduce interest expense achieve allowed return and above average LDC growth through rate relief and efficiency improvements capture organic growth in core businesses increase profitability of pipeline and field services and C & I business implement productivity improvements company-wide grow through complementary expansion Target dividend pay-out of 50 - 70% of sustainable earnings Strengthen balance sheet Aggressive working capital and capital expenditure management Optimize debt levels and capital structure Achieve and maintain investment grade ratings

Large-scale, diversified regulated domestic energy delivery business Mix of electric and natural gas assets Stable earnings and cash flow Attractive service territories Diversified economic and regulatory position Gulf Coast and Minneapolis/St. Paul among nation's highest growth and consumption Low risk, regulated businesses No electric commodity obligation at TDU No Provider of Last Resort risk at the TDU Low commodity risk exposure at gas LDCs Clear path to recovery of generation investment and de-leveraging of balance sheet Well-run core businesses focused on regulated domestic energy delivery Specific strategies and performance objectives implemented Growth opportunities will evolve as we delever and execute our strategy Why CenterPoint Energy? Low risk, diversified business with large scale

Always There.

Appendix

2002 Performance TDU TGN LDCs Pipelines Other East 400 -133 198 153 14 697 Total 2002 Operating Income: $1,329 Electric Transmission & Distribution ECOM Electric Generation Natural Gas Distribution Pipelines & Gathering Other/ Eliminations ($ in millions, except per share amounts) * includes distribution on Trust Preferred Securities ** reflects certain reclassifications subsequent to December 31, 2002 pursuant to SFAS Nos. 144 and 145; See CenterPoint Energy, Inc May 12, 2003 Form 8-K

Reconciliation of 2002 Operating Income to EBIT and EBIT to Income from Continuing Operations* * See CenterPoint Energy, Inc May 12, 2003 Form 8-K for certain reclassifications subsequent to December 31, 2002 pursuant to SFAS Nos. 144 and 145 ** Includes $697 million of ECOM

2003 Q1 Results and 2003 Guidance TDU TGN LDCs Pipelines Other East 74 -17 130 43 -2 132 2003 annualized dividend: $0.40/share 2003 Diluted EPS Guidance: $0.85-$1.00*** Electric Generation Natural Gas Distribution Pipelines & Gathering ($ in millions, except per share amounts) ECOM Electric Transmission & Distribution Other/ Eliminations * includes distribution on Trust Preferred Securities ** before cumulative effect of accounting change *** as of April 24, 2003 and not updated Total 2003 1Q Operating Income: $360

Reconciliation of 1st Quarter 2003 Operating Income to EBIT and EBIT to Income from Continuing Operations before Cumulative Effect of Accounting Change * Includes $132 million of ECOM

Stranded Costs Illustrative Calculation (Note: Illustrates calculation methodology only. Actual values will not be determined until time of stranded costs filing in early 2004)